SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 10, 2007

__________

Elbit Medical Imaging Ltd.
(Exact name of registrant as specified in its charter)

Israel	0-28996	None
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

2 Weitzman Street Tel Aviv, Israel (Address of principal executive offices)		64239 (Zip code)

Registrant’s telephone number, including area code:  011 (972-3) 608-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events

EMI Medical Imaging Ltd. (the “Registrant”) is filing this current report on Form 8-K in order to file a consent of one of its independent accountants to the incorporation by reference of the report of such accountants with respect to the Registrant’s audited consolidated financial statements for the year ended December 31, 2006 (the “2006 Financial Statements”) in the registration statements on Form S-8 (relating to the registration of shares to be used under the Elbit Medical Imaging Ltd. 2001 Incentive Plan to Employees and Officers, Registration No. 333-117509, No. 333-130852 and No. 333-136684) filed by the Registrant prior to the date hereof.  The 2006 Financial Statements were filed by the Registrant with the Securities and Exchange Commission as part of its Annual Report on Form 20-F for the fiscal year ended December 31, 2006.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.    Description

23.1         Consent of Kost Forer Gabbay & Kasierer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, EMI Medical Imaging Ltd. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 10, 2007

ELBIT MEDICAL IMAGING LTD.

By:  /s/ Shimon Yitzhaki
                                    Name: Shimon Yitzhaki
                                    Title:   President

Exhibit Index

Exhibit No.    Description

23.1         Consent of Kost Forer Gabbay & Kasierer